[GRAPHIC OMITTED]


                             THIRD AVENUE VALUE FUND

                             THIRD AVENUE SMALL-CAP
                                   VALUE FUND

                                 ANNUAL REPORT

                                OCTOBER 31, 1997

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                             THIRD AVENUE VALUE FUND

Dear Fellow Shareholders:

At October 31, 1997, the audited net asset value attributable to the 51,537,358 common shares outstanding of the Third Avenue Value Fund ("TAVF", "Third Avenue" or the "Fund") was $31.94 per share. This compares with an unaudited net asset value of $31.69 per share at July 31, 1997 and an audited net asset value, adjusted for subsequent distributions to shareholders, of $23.54 per share at October 31, 1996. At December 17, 1997, the unaudited net asset value was $31.59 per share.

QUARTERLY ACTIVITY

During the fourth quarter of fiscal 1997, the Fund established new positions in six common stock issues and received new common stock issues of Bankers Trust New York Corp. as well as of Marshall & Ilsley Corp. in connection with mergers involving two former portfolio companies, Alex. Brown and Security Capital. TAVF also established new positions, and increased an existing position, in certain creditor claims against Montgomery Ward, which had sought relief in July under Chapter 11 of the U.S. Bankruptcy Code. The Fund also took a small position in a portfolio of real estate first mortgages which a commercial bank had put out for bid. Further, Third Avenue increased its common stock holdings in eight issues. The Fund sold one issue of Inverse Floaters during the quarter and there was a minimal paydown of the Cimarron Secured Note.

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES                    NEW POSITIONS ACQUIRED
$15,000,000                         American Capital Access Holdings, LLC
                                    ("American Capital")

$31,571,364                         Montgomery Ward Debt Initially Owned
                                    by Insurance Companies
                                    ("Ward Insurance Debt")

$1,649,267                          Rossrock, LLC
                                    ("Rossrock")

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PRINCIPAL AMOUNT
OR
NUMBER OF SHARES                    NEW POSITIONS ACQUIRED (CONTINUED)

200,000 shares                      Alexander & Baldwin, Inc. Common
                                    Stock ("Alexander & Baldwin Common")

223,900 shares                      CapMAC Holdings Inc. Common Stock
                                    ("Capmac Common")

100,000 shares                      Leucadia National Corp. Common Stock
                                    ("Leucadia Common")

100,000 shares                      Planar Systems, Inc. Common
                                    Stock ("Planar Common")

2,651,000 shares                    The Chiyoda Fire & Marine Insurance Co.,
                                    Ltd. Common Stock ("Chiyoda Common")

423,000 shares                      The Yasuda Fire & Marine Insurance Co., Ltd.
                                    Common Stock ("Yasuda Common")
                                    Increases in Existing Positions

$5,873,950                          Montgomery Ward Trade Claims
                                    ("Ward Trade Claims")

6,000 shares                        FSI International, Inc. Common Stock
                                    ("FSI International Common")

1,744,000 shares                    Mitsui Marine & Fire Insurance Co., Ltd.
                                    Common Stock ("Mitsui Common")

25,000 shares                       NCR Corp. Common Stock
                                    ("NCR Common")

314,000 shares                      Risk Capital Holdings, Inc. Common
                                    Stock ("Risk Capital Common")

51,900 shares                       Silicon Valley Group, Inc. Common
                                    Stock ("Silicon Valley Common")

                               [GRAPHIC OMITTED]

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES                    INCREASES IN EXISTING POSITIONS (CONTINUED)

58,500 shares                       Tecumseh Products Co. Class B Common
                                    Stock ("Tecumseh Common")

1,019,000 shares                    The Nissan Fire & Marine Insurance Co., Ltd.
                                    Common Stock ("Nissan Common")

205,000 shares                      The Sumitomo Marine & Fire
                                    Insurance Co., Ltd. Common Stock
                                    ("Sumitomo Common")

                                    REDUCTIONS IN EXISTING POSITIONS

$4,948,310                          U.S. Government Agency Guaranteed
                                    Inverse Floaters ("Inverse Floaters")

The Fund's positions in Ward Insurance Debt and Trade Claims were established at an average price of less than 40% of the claim amount. In July 1997, Montgomery Ward sought relief under Chapter 11 of the U.S. Bankruptcy Code. At the prices paid by Third Avenue, the risk of money loss does not appear very great in large part because the Ward Debt and Ward Trade Claims represent the most senior pre-petition obligations of Montgomery Ward. However, it is hard to estimate what the ultimate returns might be for the Fund, assuming a one to three year bankruptcy case.

The Rossrock investment is a private placement. It represents a participation in real estate first mortgages.

Based on a long-term, resource conversion approach to security analysis, I remain convinced that the Japanese non-life insurance companies are among the safest and cheapest equities available in the industrial world. Consequently, during the fourth quarter of fiscal 1997, TAVF either created new positions, or added to existing positions, in Chiyoda Common, Mitsui Common, Nissan Common, Sumitomo Common and Yasuda Common.

While there is no difficulty in determining that these companies have very high quality assets, and that the common stocks are selling at huge discounts from pre-deferred tax net asset values, it seems almost impossible to predict where catalysts will come from which will result in the reflection of these large, underlying asset values in the market prices of the common stocks held by TAVF. Nonetheless,

                               [GRAPHIC OMITTED]


I do speculate (perhaps idly) on what some of these catalysts might be in the years ahead.

The two Japanese non-life issues acquired for the first time during the quarter were Chiyoda Common and Yasuda Common. 36.8% of the outstanding Chiyoda Common is owned by Toyota Motor Corp. ("Toyota"), whose Chief Executive Officer, President and one other executive are represented in the Chiyoda corporate machinery. Chiyoda is included in Toyota's consolidated financial statements on an equity basis. If Toyota ever wanted to emulate General Motors or General Electric, and have wholly-owned insurance subsidiaries, then Chiyoda, whose common stock sells at an over 50% discount from adjusted net asset value, might be a logical acquisition candidate for Toyota. We've done a fair amount of research on the question, but, unfortunately, I have not been able, as yet, to develop a good sense of what a fair price for Chiyoda Common might be in an acquisition by Toyota; nor do I have much sense of what Toyota's legal obligations to pay a fair price might be. This lack of sense about merger and acquisition considerations in Japan, where the transaction might not be arms-length, contrasts with the knowledge which we would bring to analyzing a proposed transaction where the target company is incorporated in Delaware, the leading U.S. state for the incorporation of companies whose common stocks are publicly traded. Part of the problem is that, to date, there have been very few acquisitions of public companies in Japan. With the advent of the "Big Bang", though, this dearth of merger and acquisition activity seems about to end, at least for Japanese financial institutions.

Yasuda, the second largest Japanese non-life insurer, seems hell-bent on diversifying into other financial service areas with strong American partners. The two areas where Yasuda is expanding with American participants are life insurance and money management.

Speculating on the possibilities for catalysts for Chiyoda, Yasuda and the other Japanese non-life insurers would be the height of irresponsibility, given our state of knowledge, if the prices for these common stocks actually reflected any sorts of premiums over readily ascertainable net asset values. They do not. TAVF may be speculating on possible future developments, but the Fund is trying very hard not to pay for the privilege of indulging in Chiyoda-like flights of fancy.

All of the Japanese non-life insurers whose common stocks are owned by Third Avenue have huge portfolios of marketable common stocks, mostly Japanese issues. (In contrast, almost no U.S. property and casualty companies hold in their port-

                               [GRAPHIC OMITTED]

folios anything other than investment grade bonds. The U.S. companies lack excess net worths, i.e., net assets not needed to support insurance operations, and thus are stopped, by regulation as well as by common sense, from having common stock portfolios.) In reporting corporate profits for either U.S. or Japanese accounting purposes, the Japanese non-life insurers include in net investment income only dividends received on the common stocks held in portfolios. The reported price:earnings ratios for the Japanese non-life insurers are now well north of 20 times. However, those P:E ratios likely would be much more modest if the Japanese non-life insurers were permitted under the accounting rules, or as a supplement to reported statements, to use "look-through" accounting. Under "look-through", net investment income reflects the non-life insurers' equities in the earnings attributable to the common stocks of portfolio companies rather than merely dividends paid by those portfolio companies. "Look-through" is the accounting norm, incidentally, when subsidiaries, even if not wholly-owned, are included in consolidated financial statements.

At the end of the 1997 fiscal year, the common stocks of Japanese non-life insurers accounted for almost 12% of TAVF's equity portfolio.

We remain convinced that the long-term growth outlook for the semiconductor equipment industry is much above-average, even though the industry will remain highly cyclical and a fair number of individual companies will turn out to have been unable to compete effectively. Insofar as common stocks of companies in the industry meet our criteria embodying strong financial positions, reasonable prices relative to book values, and no apparent deterioration in fundamental competitive positions, we will continue to accumulate these common stocks. During the quarter, the Fund expanded its positions in FSI International Common and Silicon Valley Common. At the end of the fiscal year, the common stocks of semiconductor equipment manufacturers accounted for about 17% of the Fund's equity portfolio.

We also expanded our interests in financial insurers, an industry group which at year-end accounted for about 9% of the Fund's common stock portfolio. Credit-enhancing ought to continue to be a pretty good growth industry, albeit not every company in our portfolio will continue to avoid large underwriting losses. I would not be surprised if a number of companies whose issues we hold became take overs. The two issues acquired during the quarter were American Capital, a private placement, and CapMAC Common.

Leucadia National has been a brilliantly managed, resource conversion-type company, buying businesses and assets, building them up, and then selling them. Based on expected closings, Leucadia ought to have an extremely liquid balance sheet and

                               [GRAPHIC OMITTED]

a net asset value of approximately $30 per share as of early 1998. The Fund acquired its toe-hold position at an all-in cost of $35.83 per share. It is out-of-character for TAVF to pay premiums, but in Leucadia's case it seems worth it. In any event, maybe the Fund will have opportunities to average-down.

Over the years, TAVF has acquired common stocks which were basically long-term land development plays at prices that seemed to represent huge discounts from appraisal values. Such acquisitions included the common stocks of St. Joe Paper and Consolidated-Tomoka located in Florida; and Tejon Ranch Company located in California. Alexander & Baldwin, whose common stock was acquired during the quarter, owns large amounts of agricultural land, principally on the Hawaiian island of Maui.

NCR and Tecumseh are two very well-financed large companies which are currently experiencing operating difficulties. Planar is a very well-financed small, high-tech company which is also experiencing current operating difficulties. All three companies seem to have reasonably good long-term prospects.

Risk Capital Common was acquired at a small discount from book value. Risk Capital is an interesting property and casualty reinsurer in that it creates equity positions in the primary carriers to whom it provides reinsurance services.

TAVF's investments in Inverse Floaters, which date back to late 1994, have proven to be a pleasant experience. We acquired the Inverse Floaters, not because we had a view about the course of interest rates, but rather because we thought, at the prices being paid, we were locking in a yield-to-maturity from U.S. Government Agency Guaranteed Obligations of perhaps 7% or 8%, on a reasonable worst case basis. Actual results, of course, were far better than the reasonable worst case, and even better than our "base case". At present prices for Inverse Floaters, an investor is, in effect, making bets on what future interest rates might be. That is just not the Third Avenue game. The Fund, after the end of the quarter, was in the process of selling its positions in Inverse Floaters.


RECENT GENERAL MARKET TURMOIL AND TAVF

The Fund, as a long-term buy and hold investor, is not concerned at all with fluctuations in general stock market prices. Management was non-plussed by the 554 point drop in the Dow Jones Industrial Average on Monday, October 27. Put bluntly, TAVF ignores rather completely prospects for unrealized market depreciation. Rather, the management of Third Avenue focuses its worrying, and its analyses of possible downsides, on prospects that individual issues held in the portfolio might be subject

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                               [GRAPHIC OMITTED]

to permanent impairments of capital. Possible permanent impairments of capital for each of the securities held in the TAVF portfolio seem wholly unrelated to any day to day general market movements, up or down.

Unrealized market depreciation occurs when the market price of a publicly traded security declines. Permanent impairment of capital occurs when the fundamental values of a business are dissipated with consequent long-term adverse consequences for the securities issued by that business.

While some of the factors that seem relevant to a determination of whether a permanent impairment of capital might occur are the same as those relevant to prospects for unrealized market depreciation, most factors involved in the two approaches are markedly different. Indeed, in the examination of prospects for unrealized depreciation, analysts concentrate on a wide range of factors that have nothing whatsoever to do with the possibilities for permanent impairments of capital for the vast majority of companies. These market-exclusive factors include forecasts about general stock market levels, interest rate predictions, inflation predictions, all technical-chartist considerations, short-run earnings forecasts, and predictions about changes in dividend rates. I remain impressed with how much easier it is for us, and I suppose everybody else who has had a modicum of training, to determine what a business is worth, and what the dynamics of that business might be, compared with estimating the prices at which a non-arbitrage security will sell in near-term markets.

Our concerns about possible permanent impairments of capital for portfolio companies are ameliorated to a considerable extent because of the central characteristics of the TAVF investment style. Any common stock acquired by the Fund is to be an issue of a company which is extremely well capitalized; any debt instrument acquired will be a senior instrument, reasonably well-covenanted, and probably secured. For the Fund's common stock portfolio, these characteristics result in the underlying businesses having considerable staying power. The debt instruments TAVF has owned seem to have fared relatively well, even when the securities became non-performers and the underlying company had to reorganize. Nonetheless, the future is unpredictable and any of the securities owned by TAVF could fall prey to permanent impairments of capital. We'll continue to worry.

Conceptually, the Third Avenue investment strategy on the sell side is simple. If a permanent impairment of capital seems likely:--SELL. If there is to be unrealized market depreciation:-- AVERAGE DOWN. So far, TAVF has averaged down much more frequently than it has sold. For the year ended October 31, 1997, TAVF portfolio turnover was 10% and for fiscal 1996, TAVF portfolio turnover was 14%. In contrast, turnover for the average equity mutual fund in 1997 was 85%.

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                               [GRAPHIC OMITTED]

Conceptually, the Third Avenue investment strategy on the buy side is that if we can find securities that meet our investment criteria BUY, and BUY in quantity without worrying at all about what prices those securities might sell at in the periods just ahead. Put otherwise, we buy when fundamental values appear to be "good enough"; no attempt is made to pick bottoms. When investment opportunities seem to be sparse, the Fund holds cash. At the end of fiscal 1997, TAVF's cash equivalent holdings accounted for about 40% of Fund assets, comparable to the Fund's percentage cash holdings during most of fiscal 1997.

To concentrate on long-term resource conversion, as well as on growth outlooks, the Fund has to be prepared to live through any number of near-term difficulties. For example, look at the Fund's four largest investment categories:- Japanese non-life insurers, semiconductor equipment manufacturers, money managers and land development companies. The Japanese non-life insurers function in an economy which seems to be experiencing another severe recession and whose security markets seem to be in a vicious downtrend. Semiconductor equipment manufacturers are selling to customers who are suffering from the existence of too much manufacturing capacity. The common stocks of money managers now sell at ultra-high price to earnings ratios. Tejon Ranch Common is TAVF's principal play in land development. At best, it will take many years to develop even a portion of this huge property, and successful development may not be a "slam dunk".

There are a number of reasons why we pay no attention to prospects for unrealized market depreciation. First, we have no skill in predicting near-term market price movements. After all, our field of expertise is finance, not abnormal psychology. More importantly, general market considerations almost always have been unimportant for long-term buy and hold investors approaching security analysis from a fundamentalist, bottom-up, point of view. In my lifetime, there have been very few instances where general market considerations proved to be more important than individual corporate analysis;- say 1929, 1933, 1937 and, maybe, 1974. It seems downright silly to spend a lot of time trying to predict the unpredictable, especially when that which is unpredictable-- market crashes-- occur only at random and only infrequently. As long as Third Avenue invests in countries characterized by political stability, an absence of violence in the streets, and a relative absence of securities frauds, general market considerations fade into insignificance compared with the fundamental analysis of individual portfolio holdings. The Fund has investments in the U.S. and Japan. Both countries seem politically stable and have relatively well developed capital markets.

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                               [GRAPHIC OMITTED]

If the Fund's performance turns out to have been poor over the longer term, or on average, the great weight of probability is that it will be because our fundamental analysis was poor, not because we were inadequate market timers. Assuming our analysis of companies, and the securities they issue is, by and large, valid, the underlying values attributable to these companies ought to be increasing over time if there is an absence of permanent impairments of capital. Further, from time to time, individual situations will work out at premiums over stock market prices through mergers and acquisitions, takeovers, restructurings and liquidations. Put otherwise, if we know what we are doing, the Fund's long-term performance ought to be okay regardless of what happens in the general market.

For TAVF, bargains are always being created, if only management can recognize them and have the discipline to act on them. In general, bargains tend to have been created in three ways, and likely will tend to be created in the same ways in the future:

1) BEAR MARKETS. The Japanese are in the midst of a really severe bear market, and since 1990 the Nikkei Average has declined from about 40,000 to 15,800. The country is capital short and, among financial institutions, commercial banks in particular seem inadequately capitalized. The common stocks of all publicly traded Japanese financial institutions have suffered large amounts of unrealized market depreciation, even the non-life insurance companies which appear to be the only financial institutions in Japan with tremendous amounts of surplus capital.

2) PAST CORPORATE PROSPERITY. Because companies have done well, they have created large amounts of new underlying values for their common stock constituencies. Leucadia, Tecumseh Products, Raymond James and Legg Mason are good examples of businesses which today have much more intrinsic value than they had three or five years ago. This is just another way of stating that value is dynamic, rather steadily increasing over time for well-managed companies.

3) INDUSTRY-WIDE DEPRESSIONS. During the past twenty years or so, bargains were created in the securities of companies going through depressions. Indeed, there hardly exists an American industry that has not, as an industry, been subject to 1930's type depressions at least once during the last 20 years. To cite a few examples, see the post-1970's experiences of the automobile industry, steel and aluminum, energy, real estate, banking, row crops, airlines and retail trade. The essential difference between now and the 1930's seems to be that industry depressions no longer seem to have a domino effect infecting one industry after another, not that industry depressions no longer occur. During these industry depressions, the Fund has been able to acquire a number of securities of well-financed companies participating in those industries

                               [GRAPHIC OMITTED]

at prices which from a long-term point of view appeared to be bargains, even though the immediate outlooks were quite poor. Such acquisitions included real estate and depository institution common stocks in the early 1990's;
broker-dealer common stocks in 1993 and 1994; Kmart debt securities in 1995; semiconductor equipment common stocks in 1996; and Japanese non-life insurance common stocks in 1997.

For better or worse, most mutual fund managements are going to focus strictly on trying to avoid unrealized market depreciation without distinguishing between unrealized market depreciation and permanent impairments of capital for the following reasons:

1) the managers are untrained in fundamental analysis, and their modus operandi is to follow the technical-chartist approaches embodied in academic finance.

2) the managers have to try to outperform a market consistently, i.e., over the very short term, because:

 a) they might lose their jobs if they don't;

 b) they fear that an underperforming fund will be swamped with redemptions; and

 c) the funds operate, at least in part, with borrowed money.

None of the above appears relevant to Third Avenue or its management.

While watching finance programs on television during the week of October 27, I was struck by how much Third Avenue seemed to be like the man in the street, and how unlike Wall Street TAVF was. Average investor after average investor kept stating in TV interviews that they, or their 401(k) plans, were in the market for the long haul, and that they were not particularly troubled by market gyrations. My goodness, these average investors were focused on permanent impairments of capital, or the lack thereof, not on unrealized market depreciation.

I firmly believe that the Fund's concentration on avoiding permanent impairments of capital, and our ignoring unrealized market depreciation, will serve the TAVF shareholder constituency adequately during the uncertain times that seem to lie just ahead.

                               [GRAPHIC OMITTED]

1997 DISTRIBUTIONS

On November 12, 1997, TAVF declared a dividend from the Fund's estimated net investment income through the period ending December 31, 1997. The amount is estimated to be approximately $0.400 per Fund share. TAVF also declared distributions of approximately $0.049, representing short-term capital gains through the period ended October 31, 1997; and approximately $0.111 per share, representing long-term capital gains through the period ended October 31, 1997. These distributions are payable January 6, 1998 to Fund shareholders of record on December 30, 1997. The precise amount of each distribution will be determined based on the number of total Fund shares outstanding on the close of business on the record date, December 30, 1997. The distributions are payable in cash or, for those shareholders who have elected the reinvestment option, in additional Fund shares at the Fund's net asset value on December 31, 1997, the "ex" date, or valuation date, for reinvestment.

I will write you again when the quarterly report for the period to end January 31, 1998 is published. Best wishes for a happy and prosperous new year.

Sincerely yours,

/s/Martin J. Whitman
--------------------
Martin J. Whitman
Chairman of the Board

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT OCTOBER 31, 1997

                PRINCIPAL                                             VALUE         % OF
                AMOUNT ($)  ISSUES                                    (NOTE 1)     NET ASSETS
---------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES - 1.65%
                5,000,000   Arcadia Automobile Receivables Trust
                            Series 1997-C A3, Subordinated Bond
                            6.25% due 11/15/01                     $   5,023,437
                1,636,740   Olympic Automobile Receivables Trust
                            Series 1995-E CTFS, Subordinated Bond,
                            5.95% due 6/15/02                          1,635,048
               12,500,000   Standard Credit Card Master Trust
                            Series 1993-3 A, Subordinated Bond,
                            5.50% due 2/7/00                          12,479,125
                3,375,018   The Money Store Home Equity Trust
                            Series 1992-A A, 6.95% due 1/15/07         3,422,606
                4,603,640   The Money Store Home Equity Trust
                            Series 1995-B A3, 6.65% due 1/15/16        4,667,953
                                                                  --------------
                            TOTAL ASSET BACKED SECURITIES
                            (Cost $27,078,826)                        27,228,169   1.65%
                                                                  --------------
---------------------------------------------------------------------------------------------
BANK AND OTHER DEBT - 0.93%
Oil             1,712,015   Cimarron Petroleum Corp. (c) (d)           1,731,241   0.11%
                                                                  --------------
Retail            295,370   Lechmere, Inc. Trade Claim (c)                23,630
               13,000,000   Montgomery Ward Series I
                            8.37%, 7/15/02 (c) *                       4,550,000
                8,571,364   Montgomery Ward Series C
                            9.24%, 3/15/03 (c) *                       2,999,977
               10,000,000   Montgomery Ward Series F
                            9.81%, 3/15/03 (c) *                       3,500,000
                6,889,895   Montgomery Ward Trade Claim (c)            2,411,463
                                                                  --------------
                                                                      13,485,070   0.82%
                                                                  --------------
                            TOTAL BANK AND OTHER DEBT
                            (Cost $17,195,973)                        15,216,311
                                                                  --------------
---------------------------------------------------------------------------------------------
CORPORATE BONDS - 0.44%
Foreign Issuers- 6,428,575  CGA Special Account Trust (b) (c)          6,428,575  0.39%
Bermuda                                                           --------------



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 1997

                 PRINCIPAL                                               VALUE     % OF
                 AMOUNT ($) ISSUES                                     (NOTE 1)  NET ASSETS
---------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
Membership      1,004,026   Thousand Trails, Inc.,
Sports &                    Pay-In-Kind Notes 12%, 7/15/03        $      893,583  0.05%
Recreation                                                        --------------
Clubs
                            TOTAL CORPORATE BONDS
                            (Cost $7,461,481)                          7,322,158
                                                                  --------------
---------------------------------------------------------------------------------------------
GOVERNMENT AGENCY BONDS (COLLATERALIZED MORTGAGE OBLIGATIONS) - 5.25%
Inverse         2,058,631   Fannie Mae
Floaters                    Series 1993-129 S,
                            4.33972% due 8/25/08 (e)                   1,619,278
                6,600,000   Fannie Mae
                            Series 1993-229 SB,
                            5.31562% due 12/25/08 (e)                  5,660,754
                  300,000   Fannie Mae
                            Series 1993-221 SG,
                            2.94025% due 12/25/08 (e)                    205,218
                2,683,270   Fannie Mae
                            Series 1994-13 SK,
                            7.08528% due 2/25/09 (e)                   2,240,987
                3,000,000   Fannie Mae
                            Series 1994-13 SM,
                            7.75348% due 2/25/09 (e)                   2,796,180
                6,191,950   Fannie Mae
                            Series 1993-210 SA,
                            0.00% due 11/25/23 (e)                     3,483,343
                1,696,924   Fannie Mae
                            Series 1994-72 SB,
                            2.38125% due 4/25/24 (e)                     936,244
                2,889,650   Freddie Mac
                            Series 1635 K,
                            6.05155% due 12/15/08 (e)                  2,593,895
                5,000,000   Freddie Mac
                            Series 1518 G, 3.84% due 5/15/23 (e)       2,786,450
                                                                  --------------
                                                                      22,322,349   1.36%
                                                                  --------------
Planned         5,375,000   Fannie Mae
Amortization                Series X-188A E, 5.40% due 7/25/03         5,357,800
Classes

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 1997

                PRINCIPAL                                             VALUE       % OF
                AMOUNT ($)  ISSUES                                   (NOTE 1)   NET ASSETS
---------------------------------------------------------------------------------------------
GOVERNMENT AGENCY BONDS (COLLATERALIZED MORTGAGE OBLIGATIONS) (CONTINUED)
Planned        10,000,000   Fannie Mae
Amortization                Series 1993-174 D, 6.00% due 7/25/06     $ 9,973,500
Classes         6,581,974   Fannie Mae
(continued)                 Series 1994-41 PD, 5.75% due 4/25/15       6,573,417
               20,000,000   Freddie Mac
                            Series 1978 PA, 6.30% due 8/15/16         20,128,400
               12,000,000   Freddie Mac
                            Series 1547 PE, 6.00% due 3/15/17         12,030,360
               10,000,000   Freddie Mac
                            Series 1610 PE, 6.00% due 4/15/17          9,988,600
                                                                  --------------
                                                                      64,052,077   3.89%
                                                                  --------------
                            TOTAL GOVERNMENT AGENCY BONDS
                            (Cost $77,881,290)                        86,374,426
                                                                  --------------
                   Shares
                 or Units
---------------------------------------------------------------------------------------------
COMMON STOCKS, LIMITED PARTNERSHIP UNITS AND WARRANTS - 49.28%
Annuities &       163,300   John Nuveen & Co., Inc. Class A            5,797,150
Mutual Fund       272,000   Liberty Financial Companies, Inc.         14,144,000
Management &      450,000   SunAmerica, Inc.                          16,171,875
Sales                                                             --------------
                                                                      36,113,025   2.19%
                                                                  --------------
Apparel           150,000   Kleinerts, Inc. (a) (c)                    2,700,000   0.16%
Manufacturers                                                     --------------
Building Products  44,000   Central Sprinkler Corp. (a)                  819,500
& Related         125,000   Cummins Engine Co., Inc.                   7,617,187
                   50,000   H.B. Fuller Co.                            2,362,500
                   33,200   Tecumseh Products Co. Class A (b)          1,722,250
                  358,500   Tecumseh Products Co. Class B (b)         18,731,625
                                                                  --------------
                                                                      31,253,062   1.90%
                                                                  --------------
Business           43,200  Capital Southwest Corp.                    3,385,800    0.21%
Development                                                       --------------
Companies

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 1997

                   SHARES                                               VALUE      % OF
                 OR UNITS   ISSUES                                    (NOTE 1)   NET ASSETS
---------------------------------------------------------------------------------------------
COMMON STOCKS, LIMITED PARTNERSHIP UNITS AND WARRANTS (CONTINUED)
Computer &         50,000   NCR Corp. (a)                          $   1,515,625
Software          100,000   Novell, Inc. (a)                             843,750
                                                                  --------------
                                                                       2,359,375   0.14%
                                                                  --------------
Depository         53,000   Astoria Financial Corp.                    2,769,250
Institutions      147,034   Bankers Trust New York Corp.              17,350,012
                  218,500   Carver Bancorp, Inc. (b)                   2,785,875
                   62,500   First Colorado Bancorp, Inc.               1,273,437
                  149,227   Golden State Bancorp., Inc. (a)            4,961,798
                   53,480   Golden State Bancorp., Inc.
                            Warrants, 8/21/00 (a)                      1,176,560
                   10,000   Letchworth Independent Bancshares
                            Corp.                                        490,000
                   10,000   Letchworth Independent Bancshares
                            Corp. Warrants 12/31/97 (a)                  240,000
                  155,952   Marshall & Ilsley Corp.                    8,090,010
                   34,783   Peoples Heritage Financial Group, Inc.     1,369,581
                                                                  --------------
                                                                      40,506,523   2.46%
                                                                  --------------
Financial         200,000   Ambac Financial Group, Inc.                8,450,000
Insurance         223,900   CapMAC Holdings Inc.                       6,717,000
                  244,100   Enhance Financial Services Group, Inc.    12,891,531
                  750,000   Financial Security Assurance
                            Holdings Ltd.                             32,625,000
                  240,000   MBIA Inc.                                 14,340,000
                                                                  --------------
                                                                      75,023,531   4.56%
                                                                  --------------
Food              328,000   J & J Snack Foods Corp. (a)                5,576,000
Manufacturers      95,000   Premark International, Inc.                2,570,937
& Purveyors       172,200   Sbarro, Inc.                               4,552,537
                  109,100   Weis Markets, Inc.                         3,777,587
                                                                  --------------
                                                                      16,477,061   1.00%
                                                                  --------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 1997

                   SHARES                                                VALUE     % OF
                 OR UNITS   ISSUES                                     (NOTE 1)  NET ASSETS
---------------------------------------------------------------------------------------------
COMMON STOCKS, LIMITED PARTNERSHIP UNITS AND WARRANTS (CONTINUED)
Foreign Issuers-  838,710   CGA Group, Ltd. (a) (b) (c)            $   4,193,550
Bermuda            85,917   LaSalle Re Holdings, Ltd.                  2,878,219
                  912,442   St. George Holdings, Ltd.
                            Class A (a) (b) (c)                           91,244
                    7,549   St. George Holdings, Ltd.
                             Class B (a) (b) (c)                             755
                                                                  --------------
                                                                       7,163,768   0.44%
                                                                  --------------
Foreign         4,244,000   Mitsui Marine & Fire
Issuers-                    Insurance Co., Ltd.                       24,983,383
Japan           2,651,000   The Chiyoda Fire & Marine
                            Insurance Co., Ltd.                        9,632,384
                2,532,000   The Nissan Fire & Marine Insurance
                            Co., Ltd.                                 10,421,051
                1,851,000   The Sumitomo Marine &
                            Fire Insurance Co., Ltd. (a)              12,343,076
                  750,000   The Tokio Marine & Fire Insurance
                            Co., Ltd., Sponsored ADR                  38,343,750
                  423,000   The Yasuda Fire & Marine Insurance
                            Co., Ltd.                                  2,345,896
                                                                  --------------
                                                                      98,069,540   5.96%
                                                                  --------------
Forest Products    54,400   St. Joe Corp.                              5,181,600   0.31%
                                                                  --------------
Holding Companies  50,000   Aristotle Corp. (a)                          262,500
                   21,400   White River Corp. (a)                      1,562,200
                                                                  --------------
                                                                       1,824,700   0.11%
                                                                  --------------
Insurance Holding 189,978   ACMAT Corp. Class A (a) (b)                3,478,972
Companies         803,669   Danielson Holding Corp. (a) (b) (c)        6,328,893
                   50,000   Fund American Enterprises
                            Holdings, Inc.                             5,975,000
                  100,000   Leucadia National Corp.                    3,462,500
                  384,700   Risk Capital Holdings, Inc. (a)            8,751,925
                    5,490   Sen-Tech International Holdings,
                            Inc. (a) (c)                               2,098,827
                                                                  --------------
                                                                      30,096,117   1.83%
                                                                  --------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 1997

                   SHARES                                       VALUE   % OF
                 OR UNITS   ISSUES                            (NOTE 1)NET ASSETS
---------------------------------------------------------------------------------------------
COMMON STOCKS, LIMITED PARTNERSHIP UNITS AND WARRANTS (CONTINUED)
Life Insurance    434,536   ReliaStar Financial Corp.               $ 16,240,783   0.99%
                                                                  --------------
Manufactured       89,000   Liberty Homes, Inc. Class A                  928,938
Housing            40,000   Liberty Homes, Inc. Class B                  440,000
                   13,500   Palm Harbor Homes, Inc. (a)                  361,125
                                                                  --------------
                                                                       1,730,063   0.11%
                                                                  --------------
Medical Supplies   81,400   Acuson Corp. (a)                           1,526,250
& Services        342,300   Datascope Corp. (a)                        8,257,988
                  268,500   Physio-Control International Corp. (a)     4,279,219
                   90,750   St. Jude Medical, Inc. (a)                 2,750,859
                                                                  --------------
                                                                      16,814,316   1.02%
                                                                  --------------
Membership        237,267   Thousand Trails, Inc. (a) (f)              1,156,677   0.07%
Sports &                                                          --------------
Recreation Clubs

Mortgage
Insurance         152,800   CMAC Investment Corp.                      8,356,250   0.51%
                                                                  --------------
Motor Vehicles &   50,000   Ford Motor Co.                             2,184,375   0.13%
Cars' Bodies                                                      --------------

Real Estate       200,000   Alexander & Baldwin, Inc.                  5,500,000
                   31,000   Consolidated-Tomoka Land Co.                 639,375
                  206,400   Forest City Enterprises, Inc. Class A     11,919,600
                    3,750   Forest City Enterprises, Inc. Class B        221,719
                  480,336   Koger Equity, Inc.                        10,387,266
                      846   Public Storage, Inc.                          23,265
                   10,000   Royal Palm Beach Colony Limited
                            Partnership Units (a)                          8,125
                3,045,508   Tejon Ranch Co. (b) (c)                   66,346,970
                                                                  --------------
                                                                      95,046,320   5.77%
                                                                  --------------
Security Brokers, 111,800   Jefferies Group, Inc.                      7,406,750
Dealers &         446,666   Legg Mason, Inc.                          21,914,551
Flotation         146,300   Piper Jaffray Companies Inc.               3,666,644
Companies

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 1997

                   SHARES                                              VALUE       % OF
                 OR UNITS   ISSUES                                   (NOTE 1)    NET ASSETS
---------------------------------------------------------------------------------------------
COMMON STOCKS, LIMITED PARTNERSHIP UNITS AND WARRANTS (CONTINUED)
Security Brokers, 787,500   Raymond James Financial, Inc.         $   23,625,000
Dealers &         161,941   Ryan, Beck & Co., Inc.                     1,143,708
Flotation                                                         --------------
Companies                                                             57,756,653   3.51%
(continued)                                                       --------------

Semiconductor      25,000   AG Associates, Inc. (a)                      143,750
Equipment         400,000   Applied Materials, Inc. (a)               13,350,000
Manufacturers     555,700   Electro Scientific Industries,
                            Inc. (a) (b)                              26,951,450
                1,070,000   Electroglas, Inc. (a) (b)                 20,330,000
                1,534,250   FSI International, Inc. (a) (b)           26,465,813
                  369,200   KLA-Tencor Corp. (a)                      16,221,725
                  150,000   Photronics, Inc. (a)                       6,431,250
                  551,900   Silicon Valley Group, Inc. (a)            15,867,125
                  218,700   Veeco Instruments, Inc. (a)                8,665,988
                  262,500   Zygo Corp. (a)                             7,153,125
                                                                  --------------
                                                                     141,580,226   8.60%
                                                                  --------------
Small             108,750   AFC Cable Systems, Inc. (a)                3,085,781
Cap-Technology    200,000   American Physicians Service
                            Group, Inc. (a)                            1,400,000
                  127,000   Analogic Corp.                             4,699,000
                  375,400   Boston Communications Group, Inc. (a)      5,537,150
                  163,500   Evans & Sutherland Computer Corp. (a)      4,905,000
                   81,500   FDP Corp.                                    855,750
                  272,500   Glenayre Technologies, Inc. (a)            3,542,500
                  140,600   H & Q Life Sciences Investors              2,012,337
                  154,800   Integrated Systems, Inc. (a)               2,728,350
                  300,000   Interphase Corp. (a) (b)                   2,212,500
                  293,000   Mountbatten, Inc. (a) (b)                  3,662,500
                  100,000   Planar Systems, Inc. (a)                   1,112,500
                   53,600   Sparton Corp. (a)                            656,600
                  612,000   Texas Micro, Inc. (a)                      2,027,250


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 1997

                   SHARES                                              VALUE      % OF
                 OR UNITS   ISSUES                                   (NOTE 1)   NET ASSETS
---------------------------------------------------------------------------------------------
COMMON STOCKS, LIMITED PARTNERSHIP UNITS AND WARRANTS (CONTINUED)
Small Cap         306,900   Vertex Communications Corp. (a) (b)     $  7,730,044
-Technology                                                       --------------
(continued)
                                                                      46,167,262   2.80%
                                                                  --------------
Title Insurance   814,700   First American Financial Corp. (b)        49,085,675
                  975,700   Stewart Information Services Corp. (b)    25,063,294
                                                                  --------------
                                                                      74,148,969   4.50%
                                                                  --------------
                            TOTAL COMMON STOCKS,
                            LIMITED PARTNERSHIP UNITS AND
                            WARRANTS (Cost $476,918,696)             811,335,996
                                                                  --------------
---------------------------------------------------------------------------------------------
Preferred Stock - 0.68%
Depository        20,000    Golden State Bancorp Convertible,
Institutions                Non-Cumulative, 8.75%, Series A            1,660,000   0.10%
                                                                  --------------
Foreign          207,969    CGA Group, Ltd., Series A (a) (b) (c)      5,199,227
Issuers-         171,429    CGA Group, Ltd., Series B (a) (b) (c)      4,285,725
Bermuda                                                           --------------
                                                                       9,484,952   0.58%
                                                                  --------------
                            TOTAL PREFERRED STOCK
                            (Cost $9,984,952)                         11,144,952
                                                                  --------------
                SHARES OR
               INVESTMENT
                   AMOUNT
---------------------------------------------------------------------------------------------
Other Investments - 1.58%
Closed-End      1,000,000   American Government Income
Bond Funds                  Fund, Inc.                                 5,562,500   0.34%
                                                                  --------------
Financial
Insurance     $15,000,000   American Capital Access
                            Holdings, LLC (c)                         15,000,000   0.91%
                                                                  --------------
Foreign       $50,000,000   Japanese Yen May 1998
Option                      Put Options (c) (g)                          610,000   0.04%
Contracts                                                         --------------

Insurance      $3,136,000   Head Insurance Investors LP (c)            3,136,000   0.19%
Holding                                                           --------------
Companies

Real Estate    $1,649,267   Rossrock, LLC (c)                          1,649,267   0.10%
                                                                  --------------
                            TOTAL OTHER INVESTMENTS
                            (Cost $25,362,451)                        25,957,767
                                                                  --------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 1997

               PRINCIPAL                                                VALUE     % OF
                AMOUNT ($)  ISSUES                                     (NOTE 1)  NET ASSETS
---------------------------------------------------------------------------------------------
U.S. Treasury Bills - 40.24%
               46,500,000   U.S. Treasury Bill 5.19%, 11/6/97       $ 46,466,481
               80,000,000   U.S. Treasury Bill 5.10%, 11/20/97        79,784,878
               13,000,000   U.S. Treasury Bill 5.12%, 12/11/97        12,926,117
               27,000,000   U.S. Treasury Bill 5.13%, 1/8/98          26,757,270
               12,000,000   U.S. Treasury Bill 5.16%, 1/15/98         11,880,000
               16,000,000   U.S. Treasury Bill 5.19%, 2/5/98          15,792,480
                1,914,000   U.S. Treasury Bill 5.19%, 2/5/98 (h)       1,889,175
               44,000,000   U.S. Treasury Bill 4.96%, 2/12/98         43,388,840
               70,000,000   U.S. Treasury Bill 5.15%, 2/26/98         68,897,500
               66,000,000   U.S. Treasury Bill 5.16%, 3/5/98          64,885,260
               90,000,000   U.S. Treasury Bill 5.13%, 3/12/98         88,398,900
               26,000,000   U.S. Treasury Bill 5.00%, 3/19/98         25,511,460
               52,915,000   U.S. Treasury Bill 5.64%, 4/2/98          51,816,485
               60,000,000   U.S. Treasury Bill 5.06%, 4/9/98          58,696,800
               20,000,000   U.S. Treasury Bill 5.11%, 4/16/98         19,549,600
               31,000,000   U.S. Treasury Bill 5.08%, 4/30/98         30,228,100
               16,000,000   U.S. Treasury Bill 5.09%, 5/28/98         15,540,320
                                                                  --------------
                            TOTAL U.S. TREASURY BILLS                662,409,666  40.24%
                                                                  --------------
                            (Cost $661,893,224)
                            TOTAL INVESTMENT PORTFOLIO - 100.05%   1,646,989,445
                                                                  --------------
                            (Cost $1,303,776,893)
                            LIABILITIES NET OF CASH
                            AND OTHER ASSETS - (0.05%)                  (749,130)
                                                                  --------------
                            NET ASSETS - 100.00%                  $1,646,240,315
                                                                  ==============
                            (Applicable to 51,537,358
                             shares outstanding)

Notes:
(a)Non-income producing securities.
(b)Affiliated issuers-as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(c)Restricted/fair valued securities.
(d)Interest accrued at a current rate of prime + 2%.
(e)Inverse floater coupon rate moves inversely to a designated index, such as LIBOR, typically at a multiple of the changes in the relevant index rate.
(f)130,095 shares restricted/fair valued.
(g)50 million U.S. Dollar notional amount may be exercised on May 27, 1998 to sell 6.3 billion Japanese Yen at a strike price of 126.
(h)Security segregated for future Fund commitments.
 * Issuer in default.
ADR: American Depository Receipt.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]


                        THIRD AVENUE SMALL-CAP VALUE FUND


Dear Fellow Shareholders:

At October 31, 1997, the end of our first fiscal year, the audited net asset value attributable to the 8,670,943 common shares outstanding of Third Avenue Small-Cap Value Fund ("Small-Cap Value" or the "Fund") was $12.37, compared with the Fund's unaudited net asset value at July 31, 1997 of $12.03. As of December 17, 1997, the unaudited net asset value attributable to the 9,105,490 common shares outstanding was $11.78.


QUARTERLY ACTIVITY

In its second full quarter of operations, Small-Cap Value established new positions in the common stocks of 8 companies, and added to 12 of its 18 existing positions. At October 31, Small-Cap Value held positions in 26 companies. None of our positions were reduced or sold during the quarter.

NUMBER OF SHARES                    NEW POSITIONS ACQUIRED
274,500                             ACT Networks, Inc.
                                    Common Stock ("Act Networks
                                    Common")
24,400                              Alexander & Baldwin, Inc.
                                    Common Stock ("A&B Common")
200,000                             Centigram Communications Corp.
                                    Common Stock ("Centigram Common")
27,000                              Electroglas, Inc. Common Stock
                                    ("Electroglas Common")
64,900                              FBL Financial Group, Inc. Class A Common
                                    Stock ("FBL Common")
312,800                             Planar Corp. Common Stock
                                    ("Planar Common")
88,800                              SpecTran Corp. Common Stock
                                    ("Spectran Common")
26,000                              Silicon Valley Group, Inc. Common
                                    Stock ("Silicon Valley Group Common")

                               [GRAPHIC OMITTED]


NUMBER OF SHARES                    INCREASES IN EXISTING POSITIONS
43,000                              Alico, Inc. Common Stock
                                    ("Alico Common")
184,400                             CapMAC Holdings Inc. Common Stock
                                    ("CapMAC Common")
108,100                             FSI International Common Stock
                                    ("FSI International Common")
12,500                              Glenayre Technologies, Inc.
                                    Common Stock ("Glenayre
                                    Common")
1,500                               PictureTel Corp. Common Stock
                                    ("PictureTel Common")
23,000                              Shiva Corp. Common Stock
                                    ("Shiva Common")
127,700                             Skyline Corp. Common Stock
                                    ("Skyline Common")
6,000                               Summa Four, Inc. Common Stock
                                    ("Summa Four Common")
1,429,000                           The Nissan Fire & Marine Insurance Co., Ltd.
                                    Common Stock ("Nissan Common")
15,700                              Value City Department Stores
                                    Common Stock ("Value City Common")
180,900                             ValueVision International, Inc.
                                    Class A Common Stock
                                    ("ValueVision Common")
242,900                             Xircom, Inc. Common Stock
                                    ("Xircom Common")

Small-Cap Value continued to experience very strong flows of new money during the fourth quarter, finishing with $107.2 million in net assets, up from $48.8 million in net assets at July 31, 1997 and $7.7 million in net assets at April 30, 1997. The flow of new money into the Fund was gratifying, particularly in light of the Fund's short, seven-month life span, probably beyond my expectations. At quarter's end, approximately 61% of the Fund's assets were invested in common stocks, with the balance in cash equivalents. This percentage compares with the 57% of funds invested as of July 31, 1997, and the more than 70% of net assets invested in common stocks today.

                               [GRAPHIC OMITTED]


The current composition of Small-Cap Value's portfolio may be thought of as encompassing three groups, and includes a relatively large investment in a single Japanese security. These groups include, by percentage of net assets at October 31, 1997, technology (25%); insurance (20%); and real estate (8%). We have not consciously selected these groups, nor do we consciously allocate a certain portion of the Fund to one industry or another. Rather, industries and businesses tend to select us. It's important to note that even within these groups, Small-Cap Value is reasonably diversified in its selections. The technology group, for example, includes companies from several different and unrelated industries with distinct dynamics, as does the insurance group.

Our investments in SILICON VALLEY GROUP, FSI INTERNATIONAL and ELECTROGLAS common represent a continuation of Third Avenue Funds' significant investments within the semiconductor equipment industry. Prices for many of the common stocks within this group fell precipitously during the quarter and hit attractive buying levels. Instability in Asia, fears of lower profitability and over-capacity among semiconductor manufacturers and rich market prices were, as best I can tell, the central reasons other investors abandoned these stocks in droves. While I would not underestimate the importance of some of these issues, I think it is probably fair to say that none of them represents a problem that translates into a permanent impairment of capital, only into a short-term disruption. All of these companies remain extremely well financed, and should be able to withstand even long-term downturns among their respective customers and markets.

Within the "venture capital" group, Small-Cap Value also made significant commitments to Centigram Communications, Planar Systems, Xircom and ACT Networks. CENTIGRAM COMMUNICATIONS, a maker of communications and messaging systems, operates in a high-growth industry and boasts a cash rich, debt free, balance sheet. At 1.5 times book value and in view of the consolidation occurring in the industry, Centigram Common appears cheap at current levels. The company's new senior management team expects to introduce new products in the coming months and continues to restructure the company's operations. PLANAR SYSTEMS manufactures and markets high performance commercial flat panel display systems and is the largest independent manufacturer of displays in North America and Europe. The company's systems and components are designed into products found in a broad range of markets, including medical instruments, industrial process control, transportation, and military/avionics. Planar possesses a very strong balance sheet and has shown an appetite for using it to make acquisitions designed to expand the company's served markets. During the past few years, the company has suffered

                               [GRAPHIC OMITTED]


from a  number  of  problems,  some  competitive  and  some  internal.  While it certainly appears capable of solid growth in the years ahead, and has demonstrated resilience in the face of competitive pressures, it continues to suffer from various internal problems -- problems, however, that I view as fixable. XIRCOM, INC. is a leading manufacturer of PC card communications products, small credit card-sized adapters designed to let mobile PC users connect to data networks. Intel owns more than 12% of the company, is a 10%
(OEM) customer and shares a three-year technology sharing and manufacturing agreement with the company. Xircom Common may be a way to ride the coattails of the growth in the portable notebook/laptop and handheld PC market "without paying for the growth." Market research suggests that notebooks and handhelds seem to be growing faster than desktop models and are, increasingly, the choice of the corporate customer. Xircom was plagued by excess inventory (i.e., too much at the distributor level) during the past year and lost money in its Netaccess subsidiary, a business that the company recently sold. Like many in the venture capital group, it faces tough competition, most notably from products made by 3Com. ACT NETWORKS manufactures and markets data networking products based on frame relay technology and has investments in other related technologies. Frame Relay, as a technology, has achieved only limited penetration when compared with alternative data communications technologies and ACT has experienced problems with assimilating some of its recent acquisitions. These problems notwithstanding, ACT's financials could not be stronger: $55 million of cash versus total book liabilities of $9 million. At current levels, the company's shares trade below stated book value and the company's business is being valued by the stock market at around $25 million -- seemingly cheap for a high technology company with $50 million in revenues in an industry that routinely commands merger and acquisition multiples of anywhere from 2x to 8x revenues. Small-Cap Value added to already significant commitments in other areas as well. We continued our buying program in Japan, adding approximately $5 million of NISSAN FIRE & MARINE Common. While storm clouds continue to gather over Japan, as well as the rest of Asia, we are confident that we are purchasing assets which are "safe and cheap." The emerging dislocations -- currency and otherwise -- do not, in our view, represent permanent impairments of capital. Small-Cap Value added to its holdings of CAPMAC Common and SKYLINE Common, two of our largest positions at quarter's end. Subsequent to quarter's end, CapMAC agreed to be acquired by MBIA for $35 per share, a roughly 20% premium over Small-Cap Value's cost basis. The proposed transaction requires shareholder and regulatory approval and is expected to close early in 1998. Skyline continues to represent a "safe and cheap" investment within the manufactured housing industry.

                               [GRAPHIC OMITTED]

A WORD ABOUT "SMALL-CAP" INVESTING

What exactly is small-cap stock investing? I raise the question because the more I read and hear about the topic, the more I realize no one can seem to agree on a satisfactory answer. With Small-Cap Value Fund still in its infancy, I wanted to explain some of our views about small-cap stock investing, and discuss our intentions going forward.

Seemingly one of the most debated questions regarding small-cap stocks is that of market capitalization, the value of a company's outstanding shares in the public stock market. In this regard, portfolio managers, market researchers, and the press each serve up something different when it comes to actually defining small-caps. THE WALL STREET JOURNAL, for example, defines small-caps as companies with market capitalizations below $750 million (i.e., those companies whose shares outstanding have a total value of less than $750 million). Morningstar, the well-respected industry research group, raises the bar a bit, using $1 billion as an upper limit to market capitalization. Other fund managers use cut-off points ranging anywhere from $500 million to $1.5 billion.

From our standpoint, arbitrary market capitalization definitions, while convenient, are neither telling nor helpful for investors. Investors need to consider why they are buying so-called small-cap stocks. Is it, for example, because they equate small capitalizations with small size and high growth? If small-cap investing is really about investing in small companies, as many claim, why not, as an alternative to market capitalizations, employ a firm's revenues, or assets? Table I1 following this letter offers some examples (companies not found in our Fund) that suggest market capitalization is not necessarily indicative of a company's size, nor does it say much about the growth prospects of the firm.

For example, at December 31, 1996, Navistar, an old line truck and engine manufacturer with 14,000 employees and $6 billion in revenues, would have qualified as a "small-cap" by many definitions, but AtHome, a newly public, Internet access firm, with little in the way of meaningful revenues, would not have qualified for many small-cap portfolios simply by virtue of its billion dollar plus market capitalization. Yet it is clear that AtHome, in contrast to Navistar, is precisely the type of small, high growth company that many investors might reasonably expect as part of a "small-cap" portfolio. In other words, small-cap is not always synonymous with "small company" and small company may not always mean small-cap.

----------
1Table I shows statistics from five companies, including two cyclical/industrial companies (Cliffs Drilling and Navistar); two high-flying recently public, technology concerns (AtHome Network and Rambus); and one that fits somewhere in between (Cognex).

                               [GRAPHIC OMITTED]

Table I raises another point regarding small-cap stock investing. What happens when a company's market capitalization exceeds the market cap cut-off point as defined by the fund manager? At October 31, 1997, for example, all five companies in Table I showed market capitalizations exceeding the $1 billion mark, and in two cases the $1.5 billion mark, following significant increases during 1997.

Should investors expect fund managers to sell a holding when the company's market capitalization exceeds a pre-defined limit? Industry observers have been critical of fund managers who let their market capitalizations "creep" northward and who hold companies with market capitalizations exceeding a certain cut-off point. As touched on below, I think some of this criticism is misplaced.

First, as pointed out in our prospectus, Small-Cap Value intends to invest at least 65% of its net assets in companies whose market capitalizations are BELOW $1 BILLION AT THE TIME OF INVESTMENT. This is not to say we will not invest in companies with market capitalizations exceeding $1 billion, but the spirit of our Fund is to identify companies on the smaller end of the capitalization scale. Secondly, WE WILL NOT AUTOMATICALLY SELL A HOLDING when its capitalization surpasses our self-imposed $1 billion limit. One case in point:
FSA. FSA's market capitalization has surpassed the $1 billion mark because of price appreciation, but we have no intention of selling our investment at current levels. Such a sale could create adverse tax consequences for Fund shareholders; would certainly increase the Fund's transaction costs; and would mean throwing out what is a perfectly fine investment. As tax-sensitive, long-term, buy and hold investors, we prefer to hold investments as long as value is being created in the business and, of course, defer any tax payments as far into the future as possible.

Lastly, arbitrary cut-off points, defined around equity-only market values, ignore a FIRM'S TOTAL CAPITAL STRUCTURE (e.g., the use of debt and equity financing). For investors who equate small-cap with small company, such arbitrary definitions are almost certainly misleading.

As a reference point for the statisticians out there, I have provided a second table, Table II, that outlines Small-Cap Value's holdings and their respective market capitalizations, which I hope to update on a yearly basis. I hope this brief summary and the accompanying table provokes some thought about small-cap stock investing and helps you know more about your investments.

                               [GRAPHIC OMITTED]

1997 DISTRIBUTION

On November 12, 1997, Small-Cap Value declared a dividend from the Fund's estimated net investment income through the period ending December 31, 1997 in the amount of approximately $0.059 per Small-Cap Value share. This distribution is payable January 6, 1998 to Small-Cap Value shareholders of record on December 30, 1997. The precise amount of the distribution will be determined based on the number of total Fund shares outstanding on the close of business on the record date, December 30, 1997. The distribution is payable in cash or, for those shareholders who have elected the reinvestment option, in additional Fund shares at the Fund's net asset value on December 31, 1997, the "ex" date, or valuation date, for reinvestment.

I look forward to writing you again when we publish our First Quarter Report dated January 31, 1998.

Sincerely,
/s/Curtis R. Jensen
-------------------
Curtis R. Jensen
Co-Manager, Third Avenue Small-Cap Value Fund

                               [GRAPHIC OMITTED]


                                     TABLE I
                    COMPANY MARKET CAPITALIZATION COMPARATIVE
                                  ($ MILLIONS)

                              MARKET    MARKET
                                CAP       CAP
                               AS OF     AS OF              NO. OF      TOTAL
    COMPANY                  12/31/96  10/31/97  REVENUES  EMPLOYEES   ASSETS
--------------------          -------   -------  --------  --------     -----
At Home Corporation           $1,230*   $2,129        nm       250       $168
Cliffs Drilling                 $480    $1,124      $210     1,100       $373
Cognex Corp                     $750    $1,114      $135       500       $243
Navistar                        $670    $1,750    $5,884    14,000     $4,917
Rambus                          $350*   $1,123       $26       139        $88
--------------------------------------------------------------------------------
*Market capitalization at time of 1997 IPO.

                                    TABLE II
                SMALL-CAP VALUE PORTFOLIO MARKET CAPITALIZATIONS
                             AS OF OCTOBER 31, 1997

                                     PRICE/SHARE  SHARES OUTSTANDING  MARKET CAP
COMPANY                               (10/31/97)        (MMS)          ($MMS)
--------------------                    -------       --------        --------
Summa Four                              $11.38          5.75           $ 65
ACT Networks                              9.44          9.21             87
Spectran Corp                            12.75          6.97             89
Sparton Corp                             12.25          7.83             96
Bel Fuse                                 20.25          5.12            104
Centigram Communications                 16.63          7.11            118
ValueVision                               4.25         28.04            119
Planar                                   11.13         10.94            122
Alico, Inc.                              24.25          7.03            170
Xircom                                   10.00         22.74            227
Boston Communications Group              14.75         16.16            238
Value City                                7.88         31.89            251
Skyline                                  29.00          9.43            273
Shiva                                    10.44         29.17            305
PictureTel                                9.25         38.01            352
Tejon Ranch                              28.56         12.69            362
Electroglas                              19.00         19.44            369
FSI International                        17.25         22.62            390
CapMAC Holdings                          30.00         17.33            520
FBL Financial                            39.63         16.75            664
First American                           60.25         11.57            697
Glenayre Technologies                    13.00         60.45            786
Silicon Valley Group                     28.75         30.94            890
Nissan Fire & Marine                      4.12        261.64          1,078
Alexander & Baldwin                      27.50         45.01          1,238
Financial Security Assurance             43.50         31.08          1,352

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                               AT OCTOBER 31, 1997

                   SHARES                                            VALUE        % OF
                 OR UNITS   ISSUES                                  (NOTE 1)    NET ASSETS
-----------------------------------------------------------------------------------------------
COMMON STOCKS -  61.40 %
Financial         242,400   CapMAC Holdings Inc.                     $ 7,272,000
Insurance          40,300   Financial Security Assurance
                            Holdings Ltd.                              1,753,050
                                                                  --------------
                                                                       9,025,050   8.41%
                                                                  --------------
Foreign Issuers 2,132,000   The Nissan Fire & Marine
-Japan                      Insurance Co., Ltd.                        8,774,755   8.18%
                                                                  --------------
Life Insurance     64,900   FBL Financial Group, Inc. Class A          2,571,662   2.40%
                                                                  --------------
Manufactured      160,100   Skyline Corp.                              4,642,900   4.33%
Housing                                                           --------------
Media             515,000   ValueVision International, Inc.
                            Class A (a)                                2,188,750   2.04%
                                                                  --------------
Real Estate        24,400   Alexander & Baldwin, Inc.                    671,000
                  137,600   Alico, Inc.                                3,336,800
                  200,000   Tejon Ranch Co. (b)                        4,357,038
                                                                  --------------
                                                                       8,364,838   7.80%
                                                                  --------------
Retail            207,000   Value City Department Stores, Inc. (a)     1,630,125   1.52%
                                                                  --------------
Semiconductor      27,000   Electroglas, Inc. (a)                        513,000
Equipment         244,250   FSI International, Inc. (a)                4,213,312
Manufacturers      26,000   Silicon Valley Group, Inc. (a)               747,500
                                                                  --------------
                                                                       5,473,812   5.10%
                                                                  --------------

Technology        274,500   ACT Networks, Inc. (a)                     2,590,594
                   50,000   Bel Fuse Inc. (a)                          1,012,500
                   50,000   Boston Communications Group, Inc. (a)        737,500
                  200,000   Centigram Communications Corp. (a)         3,325,000
                  116,500   Glenayre Technologies, Inc. (a)            1,514,500
                  161,500   PictureTel Corp. (a)                       1,493,875
                  312,800   Planar Systems, Inc. (a)                   3,479,900
                  133,000   Shiva Corp. (a)                            1,388,187



     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OFTHE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]


                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               AT OCTOBER 31, 1997

SHARES                      VALUE                                     % OF
                 OR UNITS   ISSUES                                  (NOTE 1)    NET ASSETS
-----------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
Technology          8,400   Sparton Corp. (a)                       $    102,900
(continued)        88,800   SpecTran Corp. (a)                         1,132,200
                  189,900   Summa Four, Inc. (a)                       2,160,113
                  280,200   Xircom, Inc. (a)                           2,802,000
                                                                    ------------
                                                                      21,739,269  20.27%
                                                                    ------------
Title Insurance    24,000   First American Financial Corp.             1,446,000   1.35%
                                                                    ------------
                            TOTAL COMMON STOCKS
                            (Cost $62,618,996)                        65,857,161
                                                                    ------------

                 PRINCIPAL
                 AMOUNT ($)
----------------------------------------------------------------------------------
U.S. Treasury Bills - 40.96%
               44,000,000   U.S. Treasury Bill 4.55%, 11/13/97        43,933,267
                                                                    ------------
                            TOTAL U.S. TREASURY BILLS                 43,933,267  40.96%
                            (Cost $43,933,267)                      ------------

                            TOTAL INVESTMENT PORTFOLIO - 102.36%
                            (Cost $106,552,263)                      109,790,428
                                                                    ------------
                            LIABILITIES NET OF CASH
                            AND OTHER ASSETS - (2.36%)                (2,534,582)
                                                                    ------------
                            NET ASSETS - 100.00%                    $107,255,846
                                                                    ============
                            (Applicable to  8,670,943
                            shares outstanding)

Notes:
(a) Non-income producing securities.
(b) Restricted/fair valued securities.



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1997

                                                              THIRD AVENUE
                                                THIRD AVENUE    SMALL-CAP
                                                 VALUE FUND    VALUE FUND
                                                  ---------     ---------
ASSETS:
Investments at value (Notes 1 and 4):
  Unaffiliated issuers (identified cost of
    $1,119,089,248 and $106,552,263,
     respectively)                           $1,365,894,508   $109,790,428
  Affiliated issuers (identified cost of
    $184,687,645 and $0 respectively)           281,094,937             --
                                             --------------   ------------
    Total investments (identified cost of
      $1,303,776,893 and $106,552,263,
      respectively)                           1,646,989,445    109,790,428
Cash and cash equivalents (Note 1)                1,116,666        728,537
Receivable for fund shares sold                  13,487,622      1,016,718
Dividends and interest receivable                 1,062,036        335,862
Deferred organizational costs (Note 1)                   --         58,460
Other assets                                        100,129         12,290
                                             --------------   ------------
    Total assets                              1,662,755,898    111,942,295
                                             --------------   ------------
LIABILITIES:
Payable for securities purchased                  8,687,811      4,086,511
Payable for fund shares redeemed                  5,965,490        389,970
Payable to investment adviser                     1,274,144         78,745
Accounts payable and accrued expenses               521,924        121,986
Payable to affiliates (Note 3)                        5,690          5,690
Payable for service fees (Note 3)                    60,524          3,547
Commitments (Note 6)                                     --             --
                                             --------------   ------------
    Total liabilities                            16,515,583      4,686,449
                                             --------------   ------------
    Net assets                               $1,646,240,315   $107,255,846
                                             ==============   ============
SUMMARY OF NET ASSETS:
Common stock, unlimited shares authorized,
  no par value, 51,537,358 and
  8,670,943 shares outstanding,
  respectively                               $1,281,376,793   $103,774,913
Accumulated undistributed net
  investment income                              13,807,254        403,045
Accumulated undistributed net
  realized gains (losses)
  from investment transactions                    7,843,716       (160,277)
Net unrealized appreciation of investments      343,212,552      3,238,165
                                             --------------   ------------
  Net assets applicable to capital
    shares outstanding                       $1,646,240,315   $107,255,846
                                             ==============   ============
Net asset value, offering and redemption
  price per share                                    $31.94         $12.37
                                                     ======         ======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                            STATEMENTS OF OPERATIONS
                      FOR THE PERIOD ENDED OCTOBER 31, 1997

                                                              THIRD AVENUE
                                               THIRD AVENUE     SMALL-CAP
                                                VALUE FUND      VALUE FUND*
                                               ------------      ---------
Investment Income:
  Interest-unaffiliated issuers                $ 26,990,018      $ 763,362
  Interest-affiliated issuers                       115,691             --
  Dividends-unaffiliated issuers                  4,709,294**      102,857
  Dividends-affiliated issuers                    1,324,970             --
  Other income                                      289,978             --
                                               ------------      ---------
    Total investment income                      33,429,951        866,219
                                               ------------      ---------
Expenses:
  Investment advisory fees (Note 3)               9,303,435        252,298
  Transfer agent fees                               532,609         22,522
  Service agent fees (Note 3)                       379,786          6,602
  Registration and filing fees                      335,553         49,543
  Reports to shareholders                           324,797         14,408
  Administration fees (Note 3)                      269,859         27,476
  Custodian fees (Note 4)                           144,215          8,684
  Professional fees                                 128,395         30,300
  Accounting services                                91,425         18,425
  Insurance expenses                                 84,067             --
  Directors' fees and expenses                       56,418         24,131
  Amortization of organizational expenses (Note 1)       --          7,541
  Miscellaneous expenses                             70,468          1,244
                                               ------------      ---------
    Total operating expenses                     11,721,027        463,174
                                               ------------      ---------
    Net investment income                        21,708,924        403,045
                                               ------------      ---------
Realized and unrealized gains (losses)
  on investments:
  Net realized gains (losses) on investments
    -unaffiliated issuers                         7,471,501       (160,277)
  Net realized gains on investments -
    affiliated issuers                            1,892,646             --
  Net realized loss on foreign currency
     swap contracts
     (Note 7)                                    (4,303,734)            --
  Net change in unrealized appreciation
     on investments                             236,395,374      3,238,165
                                               ------------      ---------
    Net realized and unrealized gains on
      investments                               241,455,787      3,077,888
                                               ------------      ---------
Net increase in net assets resulting from
  operations                                   $263,164,711     $3,480,933
                                               ============      =========
 * Third Avenue Small-Cap Value Fund commenced investment operations
   April 1, 1997.
** Net of foreign withholding tax of $33,359.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                [GRAPHIC OMITTED]

                               THIRD AVENUE TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                  THIRD AVENUE
                                          THIRD AVENUE              SMALL-CAP
                                           VALUE FUND              VALUE FUND*
                                    -------------------------       ---------
                                    FOR THE          FOR THE         FOR THE
                                     YEAR             YEAR           PERIOD
                                     ENDED            ENDED           ENDED
                                   10/31/97         10/31/96        10/31/97
                                    -------          -------         -------
OPERATIONS:
  Net investment income         $ 21,708,924    $ 11,780,896        $ 403,045
  Net realized gains (losses)
  on investments-
  unaffiliated issuers             7,471,501        734,777         (160,277)
  Net realized gains on
    investments-
    affiliated issuers             1,892,646       3,347,022               __
  Net realized loss on
    foreign currency
    swap contracts                (4,303,734)             __               __
  Net change in unrealized
    appreciation
    on investments               236,395,374      45,559,872        3,238,165
                               -------------    ------------       ----------
  Net increase in net
    assets resulting
    from operations              263,164,711      61,422,567        3,480,933
                               -------------    ------------       ----------
DISTRIBUTIONS:
  Dividends to shareholders from
    net investment income        (13,987,128)     (6,118,869)              __
  Distributions to
    shareholders from
    net realized gains on
    investments                   (3,539,465)     (2,245,595)              __
                               -------------    ------------     ------------
                                 (17,526,593)     (8,364,464)              __
                               -------------    ------------     ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of shares 1,019,596,272     273,608,965      117,966,913
  Net asset value of shares
    issued in reinvestment
    of dividends and
    distributions                 15,120,982       7,089,926               __
  Cost of shares redeemed       (200,962,398)    (79,632,018)     (14,192,000)
                               -------------    ------------     ------------
  Net increase in net assets
    resulting from capital
    share transactions           833,754,856     201,066,873      103,774,913
                               -------------    ------------     ------------
  Net increase in net assets   1,079,392,974     254,124,976      107,255,846
  Net assets at beginning of
    period                       566,847,341     312,722,365               __
                               -------------    ------------     ------------
  Net assets at end of period
    (including undistributed net
    investment income of
    $13,807,254,
    $10,389,192 and
    $403,045, respectively)   $1,646,240,315    $566,847,341     $107,255,846
                              ==============    ============     ============

* Third Avenue  Small-Cap Value Fund commenced  investment  operations  April 1,
1997.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]


                               THIRD AVENUE TRUST.
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1997

1. SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
   ORGANIZATION:
   Third Avenue Trust (the "Trust") is an open-end, non-diversified management investment company organized as a Delaware business trust pursuant to a Trust Instrument dated October 31, 1996. The Trust currently consists of two separate investment series: Third Avenue Value Fund and Third Avenue Small-Cap Value Fund (each a "Fund" and, collectively, the "Funds"). At the close of business on March 31, 1997, shareholders of Third Avenue Value Fund, Inc., a Maryland corporation which was incorporated on November 27, 1989 and began operations on October 9, 1990, became shareholders of Third Avenue Value Fund. Third Avenue Small-Cap Value Fund commenced investment operations on April 1, 1997. Each Fund seeks to achieve its investment objective of long-term capital appreciation by adhering to a strict value discipline when selecting securities. While both Funds pursue a capital appreciation objective, each Fund has a distinct investment approach.

   Third Avenue Value Fund seeks to achieve its objective by investing in a portfolio of equity securities of well-financed companies believed to be priced below their private market values and debt securities providing strong, protective covenants and high, effective yields.

   Third Avenue Small-Cap Value Fund seeks to achieve its investment objective by investing at least 65% of its assets in a portfolio of equity securities of well-financed companies having market capitalizations of below $1 billion at the time of investment and believed to be priced below their private market values.

   ACCOUNTING POLICIES:
   The policies described below are followed consistently by the Funds in the preparation of their financial statements in conformity with generally accepted accounting principles.

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

                               [GRAPHIC OMITTED]

   SECURITY VALUATION:
   Securities traded on a principal stock exchange or the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued at the last quoted sales price or, in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price. Temporary cash investments are valued at cost, plus accrued interest, which approximates market. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held by the Fund on that day, based on the value determined on that day.

   The Funds may invest up to 15% of their total assets in securities which are not readily marketable, including those which are restricted as to disposition under applicable securities laws ("restricted securities"). Restricted securities and other securities and assets for which market quotations are not readily available are valued at "fair value", as determined in good faith by the Board of Trustees of the Funds, although actual evaluations may be made by personnel acting under procedures established by the Board. At October 31, 1997, such securities had a total fair value of $133,919,557 or 8.13% of net assets of Third Avenue Value Fund and $4,357,038 or 4.06% of net assets of Third Avenue Small-Cap Value Fund. The cost of these securities are $106,566,901 and $2,700,000, respectively, for the Third Avenue Value Fund and the Third Avenue Small-Cap Value Fund. Among the factors considered by the Board of Trustees in determining fair value are the type of security, trading in unrestricted securities of the same issuer, the financial condition of the issuer, the Fund's cost at the date of purchase, the percentage of the Fund's beneficial ownership of the issuer's common stock and debt securities, the operating results of the issuer, the discount from market value of any similar unrestricted securities of the issuer at the time of purchase and liquidation values of the issuer. The fair values determined in accordance with these procedures may differ significantly from the amounts which would be realized upon disposition of the securities. Restricted securities often have costs associated with subsequent registration. The restricted securities currently held by the Funds are not expected to incur any future registration costs.

                               [GRAPHIC OMITTED]

   SECURITY TRANSACTIONS AND INVESTMENT INCOME:
   Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily, except when collection is not expected. Realized gains and losses from security transactions are reported on an identified cost basis.

   FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS:
   The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:
   o INVESTMENTS: At the prevailing rates of exchange on the valuation date.
   o INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: At the prevailing rates of exchange on the date of such transactions.
   Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

   ORGANIZATIONAL COSTS:
   Organizational costs of Third Avenue Small-Cap Value Fund amounting to $66,000 are being amortized on a straight line basis over five years from commencement of operations.

   DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income paid to shareholders and distributions from realized gains on sales of securities are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital

                               [GRAPHIC OMITTED]
   accounts based on the their tax-basis treatment. Temporary differences do not require reclassification. For the year ended October 31, 1997, reclassifications of losses on foreign currency swap contracts resulted in a decrease to Third Avenue Value Fund's accumulated undistributed net investment income with an offsetting increase in accumulated net realized gains of $4,303,734.

   FEDERAL INCOME TAXES:
   The  Funds  have   complied  and  intend  to  continue  to  comply  with  the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no Federal income tax provision is required.

   CASH AND CASH EQUIVALENTS:
   The Funds have defined cash and cash equivalents as cash in interest bearing and non-interest bearing accounts.

   EXPENSE ALLOCATION:
   Expenses attributable to a Fund are charged to that Fund. Expenses attributable to both Funds are allocated using the ratio of each Fund's net assets relative to the total net assets of the Trust, unless otherwise specified.

2. SECURITIES TRANSACTIONS
   Purchases and sales/conversions:
   The aggregate cost of purchases, and aggregate proceeds from sales and conversions of investments, excluding short-term investments, from unaffiliated and affiliated issuers (as defined in the Investment Company Act of 1940, as amended, ownership of 5% or more of the outstanding common stock of the issuer) for the period ended October 31, 1997 were as follows:

                                                    PURCHASES        SALES
                                                   -----------    -----------
Third Avenue Value Fund:
  affiliated                                     $ 91,574,042    $ 6,020,911
  unaffiliated                                    303,431,780     66,702,229
Third Avenue Small-Cap Value Fund:
  affiliated                                            --             --
  unaffiliated                                     64,443,513     1,664,238

                               [GRAPHIC OMITTED]

   At October 31, 1997, cost, gross unrealized appreciation and gross unrealized depreciation, for Federal income tax purposes were as follows:

                                COST        GROSS APPRECIATION     GROSS DEPRECIATION     NET APPRECIATION
                           ---------------  -------------------   --------------------   ------------------
Third Avenue Value Fund    $1,303,744,443      $349,745,728           ($6,500,726)          $343,245,002
Third Avenue Small-Cap
  Value Fund                  106,712,540         6,400,877            (3,322,989)             3,077,888

3. INVESTMENT ADVISORY SERVICES AND SERVICE FEE AGREEMENT
   The Funds have an Investment Advisory Agreement with EQSF Advisers, Inc. (the "Adviser") for investment advice and certain management functions. The terms of the Investment Advisory Agreement provide for a monthly fee of 1/12 of 0.90% (an annual fee of 0.90%) of the total average daily net assets of each Fund, payable each month. Additionally, under the terms of the Investment Advisory Agreement, the Adviser pays certain expenses on behalf of the Funds, which are reimbursable by the Funds, including salaries of non-officer employees, rent and other miscellaneous expenses. Amounts reimbursed with respect to non-officer salaries and rent are included under the caption Administration fees. At October 31, 1997, Third Avenue Value Fund and Third Avenue Small-Cap Value Fund had payables to affiliates of $5,690 each, for reimbursement of expenses paid by such affiliates. Whenever, in any fiscal year, a Fund's normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest and taxes, exceeds 1.90% of the first $100 million of the Funds' average daily net assets, and 1.50% of average daily net assets in excess of $100 million, the Adviser is obligated to reimburse the Fund in an amount equal to that excess. No expense reimbursement was required for Third Avenue Value Fund or Third Avenue Small-Cap Value Fund for the period ended October 31, 1997.

   The Trust has entered into shareholder servicing agreements with certain service agents for which the service agents receive a fee of up to 0.10% of the average daily net assets invested into the Trust by the agents' customers in an omnibus account. In exchange for these fees, the service agents render to such customers, various administrative services, which the Trust would otherwise be obligated to provide at its own expense.

                               [GRAPHIC OMITTED]

4. RELATED PARTY TRANSACTIONS
   Brokerage commissions:
   Martin J. Whitman, the Chairman and a director of the Funds, is the Chairman and Chief Executive Officer of M.J. Whitman Holding Corp., which is the parent of both M.J. Whitman, Inc., a registered broker-dealer and M.J. Whitman Senior Debt Corp., a dealer in the trading of bank debt and other private claims. For the period ended October 31, 1997, Third Avenue Value Fund and Third Avenue Small-Cap Value Fund incurred total brokerage commissions of $620,345 and $78,938, respectively, of which approximately $460,641 and $50,977, respectively, was earned by M.J. Whitman, Inc., and with respect to Third Avenue Value Fund, $18,047 was earned by M.J. Whitman Senior Debt Corp. At October 31, 1997, Third Avenue Value Fund and Third Avenue Small-Cap Value Fund's payables for securities purchased included unsettled trades with M.J. Whitman, Inc. of $6,527,267 and $2,682,032, respectively.

   Investment in affiliates:
   A summary of Third Avenue Value Fund's transactions in securities of affiliated issuers for the year ended October 31, 1997 is set forth below:



                                                                                                                         DIVIDEND/
                                              SHARES                                   SHARES/                           INTEREST
                                             HELD AT        SHARES/                   PRINCIPAL                          INCOME
                                             OCT. 31,      PRINCIPAL      SHARES       HELD AT           VALUE AT      NOV. 1, 1996-
NAME OF ISSUER:                               1996        PURCHASED        SOLD      OCT. 31, 1997     OCT. 31, 1997   OCT. 31, 1997
---------------                             --------        ---------      ----      -------------     -------------   -------------
ACMAT Corp. Class A                          189,978            --          --           189,978        $ 3,478,972             --
Carver Bancorp, Inc.                         218,500            --          --           218,500          2,785,875      $    10,925
CGA Group, Ltd.                                    0         838,710        --           838,710          4,193,550             --
CGA Group, Ltd., Series A                          0         207,969        --           207,969          5,199,227          199,227
CGA Group, Ltd., Series B                          0         171,429        --           171,429          4,285,725             --
CGA Special Account Trust                          0      $6,428,575        --        $6,428,575          6,428,575          115,691
Danielson Holding Corp.                      803,669            --          --           803,669          6,328,893             --
Electro Scientific Industries, Inc.          555,700            --          --           555,700         26,951,450             --
Electroglas, Inc.                          1,050,000          20,000        --         1,070,000         20,330,000             --
First American Financial Corp.               615,000         199,700        --           814,700         49,085,675          530,986
FSI International, Inc.                      561,100         973,150        --         1,534,250         26,465,813             --
Interphase Corp.                             300,000            --          --           300,000          2,212,500             --
Mountbatten, Inc.                            293,000            --          --           293,000          3,662,500             --
Piper Jaffray Companies Inc.                 462,100            --       315,800         146,300                  *           85,980
Progressions Health Systems, Inc.            288,438            --       288,438               0                  *             --
Ryan, Beck & Co., Inc.161,941                   --              --       161,941                                  *           12,955
Stewart Information Services Corp.           445,800         529,900        --           975,700         25,063,294          180,337
St. George Holdings, Ltd. Class A                  0         912,442        --           912,442             91,244             --
St. George Holdings, Ltd. Class B                  0           7,549        --             7,549                755             --
Tecumseh Products Co. Class A                 33,200            --          --            33,200          1,722,250           59,760
Tecumseh Products Co. Class B                 98,600         259,900        --           358,500         18,731,625          244,800
Tejon Ranch Co.                                    0       3,045,508        --         3,045,508         66,346,970             --
Vertex Communications Corp.                  301,900           5,000        --           306,900          7,730,044             --
                                                                                                       ------------       ----------
                       TOTAL AFFILIATES                                                                $281,094,937       $1,440,661
                                                                                                       ============       ==========

*As of October 31, 1997, no longer an affiliate.

                               [GRAPHIC OMITTED]

5. CAPITAL SHARE TRANSACTIONS
   Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Transactions in capital stock were as follows:


                                               THIRD AVENUE VALUE FUND          THIRD AVENUE SMALL-CAP VALUE FUND
                                         ------------------------------------   ---------------------------------
                                             FOR THE              FOR THE             FROM APRIL 1, 1997
                                            YEAR ENDED           YEAR ENDED      (COMMENCEMENT OF OPERATIONS) TO
                                          OCTOBER 31, 1997    OCTOBER 31, 1996         OCTOBER 31, 1997
                                         -----------------   -----------------   --------------------------------
Increase in Fund shares:
  Shares outstanding at beginning
    of period                               23,364,688          14,524,055                           0
  Shares sold                               34,497,303          12,005,739                   9,845,798
  Shares reinvested from dividends
    and distributions                          584,725             325,226                           0
  Shares redeemed                           (6,909,358)         (3,490,332)                 (1,174,855)
                                           -----------         -----------                 -----------
Net increase in Fund shares                 28,172,670           8,840,633                   8,670,943
                                           -----------         -----------                 -----------
Shares outstanding at end of period         51,537,358          23,364,688                   8,670,943
                                           ===========         ===========                 ===========



6. COMMITMENTS
   Third Avenue Value Fund has committed a $5,000,000 capital investment to Head Insurance Investors LP of which $3,136,000 has been funded as of October 31, 1997. Securities valued at $1,889,175 have been segregated to meet the requirements of this commitment. This commitment may be payable upon demand of Head Insurance Investors LP.

7. FOREIGN CURRENCY SWAP CONTRACTS
   Third Avenue Value Fund has entered into foreign currency swaps to exchange Japanese Yen for U.S. Dollars. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. These swaps are used to hedge the Fund's exposure to Japanese Yen denominated securities and the Japanese market. The payment flows are usually netted against each other, with the difference being paid by one party to the other. For the year ended October 31, 1997, the Fund realized losses of $4,303,734 upon the termination of swap contracts.

                               [GRAPHIC OMITTED]

8. FOREIGN CURRENCY OPTION CONTRACTS
   An option  contract gives the buyer the right,  but not the obligation to buy
   (call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The use of option strategies provide Third Avenue with protection against a rally in the U.S. dollar versus the Japanese Yen while retaining the benefits of an appreciation in Japanese Yen on equity holdings.

9. RISKS RELATING TO CERTAIN INVESTMENTS
   FOREIGN SECURITIES:
   The Funds intend to limit their investments in foreign securities to companies issuing U.S. dollar-denominated American Depository Receipts or who otherwise comply substantially with Securities & Exchange Commission ("SEC") disclosure requirements. Investments in the securities of foreign issuers may involve investment risks different from those of U.S. issuers including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, the possibility of currency exchange controls, the possible imposition of foreign withholding tax on the dividend income and interest income payable on such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Fund. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. Government.

   HIGH YIELD DEBT:
   Third Avenue Value Fund currently invests in high yield lower grade debt. The market values of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. In addition, the secondary market for these bonds is generally less liquid.

   LOANS AND OTHER DIRECT DEBT INSTRUMENTS:
   Third Avenue Value Fund invests in loans and other direct debt instruments issued by corporate borrowers. These loans represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lend-

                               [GRAPHIC OMITTED]
   ing bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.

   TRADE CLAIMS:
   Third Avenue Value Fund invests in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty. An investment in trade claims is speculative and carries a high degree of risk. Trade claims are illiquid securities which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

10. LOANS OF PORTFOLIO SECURITIES
   Third Avenue Small-Cap Value Fund loaned securities during the period to certain brokers, with the Fund's custodian acting as lending agent. Upon such loan, the Fund receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees, which are included in interest income in the Statement of Operations. On a daily basis, the Fund monitors the market value of securities loaned and maintains collateral against the securities loaned in an amount at least equal to 102% of the value of the security loaned. The cash collateral received is invested in a short-term instrument. The Fund had no securities on loan at October 31, 1997. Risks may arise upon entering into securities lending to the extent that the value of the collateral declines below the value of the securities loaned.

11. SUBSEQUENT EVENT
   On November 12, 1997, the Funds declared dividends from estimated undistributed net investment income through December 31, 1997. These dividends will amount to approximately $0.400 and $0.059 per share from Third Avenue Value Fund and Third Avenue Small-Cap Value Fund, respectively. Third Avenue Value Fund also declared distributions from long-term and short-term capital gains through October 31, 1997, which will amount to approximately $0.111 and $0.049, respectively. These distributions are payable January 6, 1998 to Fund shareholders of record on December 30, 1997. These distributions are payable in cash or, for those shareholders who have elected the reinvestment option, in additional Fund shares at the Fund's net asset value on December 31, 1997, the ex-dividend date.

                               [GRAPHIC OMITTED]


                               THIRD AVENUE TRUST
                              FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) ARE AS
FOLLOWS:

                                                                                                                 THIRD AVENUE
                                                               THIRD AVENUE                                        SMALL-CAP
                                                                VALUE FUND                                         VALUE FUND*
                                      -------------------------------------------------------------------         ---------
                                                                                                                   FOR THE
                                                          YEARS ENDED OCTOBER 31,                                   PERIOD
                                      -------------------------------------------------------------------           ENDED
                                      1997              1996           1995           1994          1993           10/31/97
                                      ----              ----           ----           ----          ----            -------
Net Asset Value,
 Beginning
 of Period                            $24.26           $21.53         $18.01         $17.92         $13.57           $10.00
Income from Investment                ------           ------         ------         ------         ------           ------

  Operations:
  Net investment income                  .48              .53            .38            .29            .18              .05
  Net gain on securities
 (both realized and
  unrealized)                           7.92             2.76           3.53            .16           4.77             2.32
                                      ------           ------         ------         ------         ------           ------
  Total from Investment
    Operations                          8.40             3.29           3.91            .45           4.95             2.37
                                      ------           ------         ------         ------         ------           ------
Less Distributions:
  Dividends from net
    investment income                   (.57)            (.41)          (.25)          (.22)          (.24)             .00
  Distributions from
  realized gains                        (.15)            (.15)          (.14)          (.14)          (.36)             .00
                                      ------           ------         ------         ------         ------           ------
  Total Distributions                   (.72)            (.56)          (.39)          (.36)          (.60)             .00
                                      ------           ------         ------         ------         ------           ------
Net Asset Value,
 End of Period                        $31.94           $24.26         $21.53         $18.01         $17.92           $12.37
                                      ======           ======         ======         ======         ======           ======
Total Return                           35.31%           15.55%         22.31%          2.56%         37.36%           23.70%2
Ratios/Supplemental Data:
  Net Assets, End of Period
    (in thousands)                 $1,646,240         $566,847       $312,722       $187,192       $118,958         $107,256
  Ratio of Expenses to
    Average Net Assets                  1.13%            1.21%          1.25%          1.16%          1.42%          1.65%1
  Ratio of Net Income to
    Average Net Assets                  2.10%            2.67%          2.24%          1.85%          1.45%          1.44%1
  Portfolio Turnover Rate                 10%              14%            15%             5%            17%             7%2
  Average Commission
    Rate Paid                           0.037            0.031            n/a            n/a            n/a           0.0339


1 Annualized
2 Not Annualized
* Third Avenue  Small-Cap Value Fund commenced  investment  operations  April 1,
  1997.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                               [GRAPHIC OMITTED]

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES AND SHAREHOLDERS OF
THIRD AVENUE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Third Avenue Value Fund and Third Avenue Small-Cap Value Fund, (together the "Funds," two series comprising the Third Avenue Trust), at October 31, 1997 and the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
December 19, 1997

                   FEDERAL TAX STATUS OF DIVIDENDS (UNAUDITED)

The following information represents the tax status of dividends and distributions paid by the Third Avenue Value Fund during the fiscal year ended October 31, 1997. This information is presented to meet regulatory requirements and no current action on your part is required.

Of the $0.718 per share paid to you in cash or reinvested into your account for the fiscal year ended October 31, 1997, $0.573 was derived from net investment income, $0.065 from short-term capital gains and $0.08 from long term capital gains. 26.51% of the income distributed qualifies for the Corporate Dividends Received Deduction.

                                BOARD OF TRUSTEES
                                 Phyllis W. Beck
                                  Tibor Fabian
                                Gerald Hellerman
                                  Marvin Moser
                               Myron M. Sheinfeld
                                  Martin Shubik
                                Charles C. Walden
                                 Barbara Whitman
                                Martin J. Whitman

                                    OFFICERS
                                Martin J. Whitman
                  Chairman, Chief Executive Officer, President

                                 David M. Barse
                Chief Operating Officer, Executive Vice President

                                 Michael Carney
                       Chief Financial Officer, Treasurer

                        Kerri Weltz, Assistant Treasurer

                 Ian M. Kirschner, General Counsel and Secretary

                                 TRANSFER AGENT
                               FPS Services, Inc.
                                 P.O. Box 61503
                         King of Prussia, PA 19406-0903
                                 (610) 239-4600
                           (800) 443-1021 (toll-free)

                               INVESTMENT ADVISER
                               EQSF Advisers, Inc.
                                767 Third Avenue
                             New York, NY 10017-2023

                             INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                           1177 Avenue of the Americas
                               New York, NY 10036


                                   CUSTODIANS

         THIRD AVENUE VALUE FUND            THIRD AVENUE SMALL-CAP VALUE FUND
      North American Trust Company               Custodial Trust Company
              225 Broadway                        101 Carnegie Center
        San Diego, CA 92101-4492                Princeton, NJ 08540-6231


                               [GRAPHIC OMITTED]

                                767 THIRD AVENUE
                             NEW YORK, NY 10017-2023

                              Phone (212) 888-6685
                            Toll Free (800) 443-1021
                               Fax (212) 888-6757
                                www.mjwhitman.com